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                                                                    EXHIBIT 10.6
                                                                    ------------

                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Amendment") is hereby entered into by and between ProsoftTraining.com (the "Company") and the Hunt Capital Growth Fund II, L.P. (the "Purchaser") as of October 16, 2001.

                                    RECITALS

         WHEREAS, the Purchaser and the Company entered into that certain Securities Purchase Agreement dated as of November 22, 1999 (the "1999 Agreement");

         WHEREAS, the Purchaser and the Company are entering into a subsequent Securities Purchase Agreement as of the date hereof (the "2001 Agreement"); and

         WHEREAS, in connection with the execution of the 2001 Agreement the Purchaser and the Company wish to make certain amendments to and clarifications of the 1999 Agreement and confirm the continued legality, validity and binding effect of the 1999 Agreement, as amended by this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the 1999 Agreement.

         2. Amendment of 6.3(d). Section 6.3(d) of the 1999 Agreement is amended as follows to reduce the number of top executives for which the Company is obligated to maintain life insurance from four (4) to two (2):

                           "(d) The Company will use its best efforts to
                  maintain life insurance, payable to the Company, in an amount of at least $2,000,000 on the life of each of the Company's top two (2) executives (as designated from time to time by the Board of Directors)."

         3. Acknowledgement of Amendment of Sections 6.15 and 6.15. The Purchaser and the Company hereby acknowledge that Sections 6.14 and 6.15 of the 1999 Agreement have been amended pursuant to the terms of the 2001 Agreement.

         4. Ratifications. The terms and provisions of the 1999 Agreement, as modified by this Amendment, are hereby ratified and confirmed and shall continue in full force and effect. The Company and the Purchaser hereby acknowledge and agree that the 1999 Agreement, as amended hereby, is and shall remain in full force and effect and is and shall continue to be the legal, valid and binding obligation of the Company and the Purchaser, as applicable, enforceable against them in accordance with their respective terms.

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         5. Representations and Warranties. The Company hereby represents and warrants to the Purchaser that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of the Company (b) this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms;
(c) there is no provision of law, in the charter or bylaws of the Company, and no provision of any existing mortgage, contract, lease, indenture or agreement binding on the Company which would be contravened by the making or delivery of this Amendment, or by the performance or observance of any of the terms hereof;
(d) the execution, delivery and performance of this Amendment does not require any approval or consent of, or filing or registration with, any governmental or any other agency or authority, stockholders or any other party or, if such approval or consent is required, the same has been obtained; and (e) as of the date hereof no default or event of default is in existence and the Company is not otherwise in default or breach of any provision of the 1999 Agreement, as amended hereby.

         6. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Purchaser shall affect the representations, warranties and covenants or the right of the Purchaser to rely upon them.

         7. Further Assurances. The Company agrees that at any time and from time to time, upon the written request of the Purchaser, it will execute and deliver such further documents and do such further acts and things as the Purchaser may reasonably request in order to fully effect the purposes of this Amendment.

         8. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         9. Applicable Law. This Amendment shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         10. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Company and the Purchaser, and their respective successors, permitted assigns, heirs and personal representatives, except the Company may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Purchaser.

         11. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         12. ENTIRE AGREEMENT. THE 1999 AGREEMENT, AS AMENDED HEREBY, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR


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SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES.

         13. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.







                             Signature page follows.







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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                PROSOFTTRAINING.COM

                                By:
                                   -----------------------------------------
                                Name:    Jerrell M. Baird
                                Title:   Chief Executive Officer

                                Address:     3001 Bee Caves Road, Suite 300
                                             Austin, Texas  78746
                                Telephone:   (512) 328-6140
                                Fax:         (512) 328-5239
                                Attn: Chief Executive Officer

                                HUNT CAPITAL GROWTH FUND II, L.P.

                                By:  HUNT CAPITAL GROWTH, L.P.
                                     its general partner

                                     By:  HUNT CAPITAL
                                          MANAGEMENT, L.L.C., its
                                          general partner

                                          By:
                                             -----------------------------------
                                             Name:    J.R. Holland, Jr.
                                             Title:   President

                                          Address:    1601 Elm Street
                                                      4000 Thanksgiving Tower
                                                      Dallas, Texas 75201
                                          Telephone:  (214) 720-1600
                                          Fax:        (214) 720-1662
                                          Attn.:      Thomas J. Fowler, Esq.










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